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                                                                      Exhibit 23

                         CONSENT OF INDEPENDENT AUDITORS



         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Cytoclonal Pharmaceutics, Inc. of our report dated February 7, 1997 (February 21, 1997 with respect to Note K[2]) which is included in the annual report on Form 10-KSB for the year ended December 31, 1996.



Richard A. Eisner & Company, LLP

New York, New York
March 26, 1997